AMENDMENT NO. 2
TO
RGN-259 LICENSE AGREEMENT
(REGENTREE JV)

This Amendment No. 2 to License Agreement (this "**Amendment**"), effective as of April 28th, 2016 (the "**Effective Date**"), amends that certain License Agreement (the "**Agreement**" or the "**License Agreement**"), dated as of January 28, 2015, by and between RegeneRx Biopharmaceuticals, Inc., (hereinafter "**Licensor**"), and ReGenTree, LLC (hereinafter "**Licensee**"), each a "**Party**" and, collectively, the "**Parties.**"

RECITALS

WHEREAS, pursuant to the terms of the License Agreement, Licensor has licensed certain rights to the drug candidate referred to as RGN-259, which utilizes Tβ4 as the biologically active ingredient, pursuant to the terms of the License Agreement;

WHEREAS, Licensor and Licensee wish to enter into this Amendment, pursuant to Section 14.2 of the License Agreement, to expand the Territory (as each such term is defined herein) and to make certain other modifications as described herein; and

WHEREAS, Licensor agrees to supplement Exhibit A with certain patents having claims that may be applicable to the licensing of RGN-259 under the terms of the License Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

Section 1. Definitions

Capitalized terms used but not defined in this Amendment shall have the meanings provided in the License Agreement.

Section 2. Amendment to License Agreement

2.1 Expansion of Territory. The definition of "Territory" in Section 1 of the License Agreement is hereby deleted and replaced with the following:

"'**Territory**' shall mean the United States of America and Canada."

2.2 Early Termination of License Agreement. Section 2.1(c) of the License Agreement is hereby deleted in its entirety and replaced with the following:

"Early Termination of License.

(i) Subject to the terms of the License Agreement, the licenses granted to Licensee under this Section 2.1 shall terminate with respect to the United States if Licensee does not begin either randomization or dosing of patients in a Licensee-sponsored clinical trial of the Product in (i) Neurotrophic Keratopathy on or before the first anniversary of the Effective Date and (ii) Dry Eye Syndrome on or before the second anniversary of the

Effective Date, unless such delay in commencement with regards to Neurotrophic Keratopathy and/or Dry Eye Syndrome arose or resulted from or was caused by a directive of the FDA with regard to requirements for regulatory or CMC matters for the Product or such clinical trial.

(ii) Subject to the terms of the License Agreement, the licenses granted to Licensee under this Section 2.1 shall terminate with respect to Canada if Licensee does not market Product for sale in Canada within 24 months of the date any Product receives regulatory approval for marketing and sale in the United States."

2.3 Modification of Exhibit A. Exhibit A to the License Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto. Also, in the event that US Patent No. 09/772,445 is revived, Licensor shall add such patent as Licensed Patent in Exhibit A; provided that Exhibit A shall be further modified from time to time during the Term to add any of the following Patents: (i) any revived Patents to the extent that such revived Patents disclose or claim the Product, if any other abandoned Patents owned or Controlled by Licensor or its Affiliates are revived in the future, (ii) any future Patents owned or Controlled by Licensor or its Affiliates to the extent that such future Patents disclose or claim the Product, or (iii) any current and/or future Patents owned or Controlled by Licensor or its Affiliates that are not initially listed as Licensed Patent in Exhibit A, but that are later discovered to be, whether directly or indirectly, wholly or in part, relating to the Product in the Field.

Section 3. Payment of License Fee. Licensee shall pay Licensor a license fee of US$250,000.

Section 4. Reaffirmation of License Agreement. Except as explicitly modified hereby, the License Agreement shall continue in full force and effect.

Section 5. Counterparts; Facsimile Signature. This Amendment may be executed in counterparts (and transmitted by facsimile or "pdf" format).

[Signature Page Follows]

2600-	Country	Serial No. or Patent No.	Filing Date	Status	Independent Claims
255	United States	13/219394	8-26-2011	Pending	1. A method of treating dry eye syndrome in a subject suffering from dry eye syndrome, comprising administering to the subject an ophthalmically acceptable composition twice per day [or more], wherein said composition has a pH of about 6.8-8.1 and comprises an isolated peptide agent comprising amino acid sequence LKKTET (SEQ ID NO.: 1) or Thymosin β4 (Tβ4), wherein said peptide agent is present in said aqueous medium at a concentration within a range of about 0.001 – 1,000 mg/ml. 16. A method of treating dry eye syndrome in a subject suffering from dry eye syndrome, comprising administering to the subject an ophthalmically acceptable composition twice per day [or more], wherein said composition comprises an isolated peptide agent comprising amino acid sequence LKKTET (SEQ ID NO.: 1) or Thymosin β4 (Tβ4), wherein said ophthalmically acceptable composition has a pH of about 6.8-7.4, and wherein said peptide agent is present in said aqueous medium at a concentration within a range of about 0.001 – 1,000 mg/ml. 18. A method of treating dry eye syndrome in a subject suffering from dry eye syndrome, comprising administering to the subject an ophthalmically acceptable composition twice per day [or more], wherein said composition comprises an isolated peptide agent comprising Thymosin β4 (Tβ4), wherein said ophthalmically acceptable composition has a pH of about 6.8-7.4, wherein said Tβ4 is present at a concentration within a range of about 1 – 10 mg/ml.
255DIV2	United States	15/000297	1-12-2016	Pending	1. A single unit dosage eye drop formulation comprising 0.1% to 0.6% by weight Tβ4 and an ophthalmically acceptable carrier.

2600-	Country	Serial No. or Patent No.	Filing Date	Status	Independent Claims
					wherein C is said desired concentration, C, in ng/mL, D is said treatment dosage to said live human patient in mg, t is other than about 1 hour, A is about 30 to about 38, and B is about 0.5 to about 1; (e) calculating the total amount of TB4 that is to be administered daily in (d); (f) determining whether the total amount of TB4 to be administered in (b) or in (d) is lower; and (g) administering TB4 to said live human patient at the dosage amount, D, and time, t, which results in said lower total amount of administered TB4 to said live human patient.

2600-	Country	Serial No. or Patent No.	Filing Date	Status	Independent Claims
					$C = (A)D \cdot t^{-B}$ (Formula I), wherein C is a target TB4 concentration in ng/mL, wherein D is the treatment dosage to said live human patient in mg, wherein t is the time elapsed after an initial administration of TB4 to said live human patient in hours, wherein A is about 30 to about 28, and wherein B is about 0.5 to about 1; (c) administering said treatment dosage, D, of TB4 to said live human patient at time, t, so as to achieve said target concentration of administered TB4; and (d) repeating (b) and (c) to maintain the concentration of TB4 in said body portion within ± 10% of said target concentration, C. 24. A method of treatment to provide a desired concentration range of TB4 in a body portion of a live human patient in need thereof, over a period of time while minimizing the total amount of TB4 which is administered over said period of time, t, which comprises: (a) selecting a desired concentration, C, of TB4 to be achieved in said live human patient; (b) calculating a TB4 dosage amount, D, to be administered to said live human patient using Formula I: $C = (A)D \cdot t^{-B}$ (Formula I), wherein C is said desired concentration, C, in ng/mL, D is said treatment dosage to said live human patient in mg, t is about 1 hour, A is about 30 to about 38, and B is about 0.5 to about 1; (c) calculating the total amount of TB4 that is to be administered daily in (b); (d) calculating a TB4 dosage amount, D, to be administered to said live human patient using Formula I: $C = (A)D \cdot t^{-B}$ (Formula I),

2600-	Country	Serial No. or Patent No.	Filing Date	Status	Independent Claims
					is the time elapsed after administration of dosage D in hours, A is about 30 to about 38, and B is about 0.5 to about 1; and (b) administering said dosage (D) of thymosin beta 4 to said live human patient so as to achieve said desired concentration of administered thymosin beta 4 in said body portion. 22. A method of providing a desired concentration of administered thymosin beta 4 (TB4) in a body portion of a live human patient in need thereof, at a predetermined time, t, which comprises: (a) determining a time (t) for administering a thymosin beta 4 treatment dosage (D) using Formula I $C = (A)D \cdot t^{-B}$ (Formula I), wherein C is the predetermined concentration at time t, in ng/mL, D is the dosage of thymosin beta 4 to be administered to said live human patient in mg, t is the time elapsed after administration of dosage D in hours, A is about 30 to about 38, and B is about 0.5 to about 1; and (b) administering said dosage (D) of thymosin beta 4 to said live human patient so as to achieve said desired concentration of administered thymosin beta 4 in said body portion. 23. A method of maintaining TB4 concentration within an efficient TB4 concentration range in a body portion of a live human patient in need thereof, over time, comprising: (a) selecting a target TB4 concentration, C, in said body portion, (b) maintaining said TB4 concentration within said efficient TB4 concentration range by administering TB4 to said live human patient by calculating (1) the dosage amount to be administered, D, and (2) the time at which said dosage amount, D, is administered, t, according to Formula I:

2600-	Country	Serial No. or Patent No.	Filing Date	Status	Independent Claims
					4. A method for improving damage to the skin, the method comprising: applying topically to said damaged skin a composition comprising a tissue regeneration promoting amount of human thymosin β4 of SEQ ID NO:3; and a pharmaceutically acceptable topical vehicle. 5. A method for improving damage to the skin, the method comprising: applying topically a composition comprising a tissue regeneration promoting amount of human thymosin β4 of SEQ ID NO:3, human transforming growth factor β1, and a pharmaceutically acceptable topical vehicle. 6. A method for improving damage to the skin, the method comprising: applying topically a composition comprising a tissue regeneration promoting amount of human thymosin β4 of SEQ ID NO:3, human vascular endothelial growth factor, and a pharmaceutically acceptable topical vehicle. 9. A composition for topical treatment of skin, comprising a thymosin beta 4 of SEQ ID NO:3 and a vehicle acceptable for topical administration, further comprising transforming growth factor beta, vascular endothelial growth factor, or both.
190	United States	8,383,576	6-19-2006	Issued	1. A method of treating elevated intraocular pressure in a subject having elevated intraocular pressure, comprising administering to the subject an ophthalmically acceptable composition comprising a peptide agent comprising amino acid sequence LKKTET (SEQ ID NO:1) or Thymosin β4 (Tβ4).
250	United States	13/876,767	9-29-2011	Pending	1. A method of providing a desired concentration of administered thymosin beta 4 (TB4) in a body portion of a live human patient in need thereof, at a predetermined time t, which comprises: (a) determining a thymosin beta 4 treatment dosage (D) using Formula I $C = (A)D \cdot t^{-B}$ (Formula I), wherein C is the predetermined concentration at time t, in ng/mL, D is the dosage of thymosin beta 4 to be administered to said live human patient in mg, t

Exhibit A
(Revised on April ___, 2016)

LICENSED PATENTS

Summary of OPHTHALMIC Patents and Patent Applications with Relevant Claims in the United States

2600-	Country	Serial No. or Patent No.	Filing Date	Status	Independent Claims
124	United States	7,268,118	5-26-2004	Issued	1. A composition comprising a polypeptide comprising amino acid sequence LKKTET [SEQ ID NO:1] or a conservative variant thereof, the composition further comprising a carrier for application to a surface of human body, wherein said carrier is for application to an external surface of said body or to an internal surface of said body, the composition comprising a gel, cream, paste, lotion, spray, suspension, dispersion, salve, hydrogel or ointment, wherein said polypeptide is gelsolin, vitamin D binding protein (DBP), profilin, cofilin, depactin, Dnasel, villin, fragmin, severin, capping protein, beta- actinin, acumentin, TB4, TB4ala, TB9, TB10, TB11, TB12, TB13, TB14, or TB15 , wherein said polypeptide is at a concentration in said carrier of at least about 0.01 ng/ml, and up to about 60 micrograms per 300 microliter. 7. A composition comprising a polypeptide agent consisting essentially of TB4, TB4ala, TB9, TB10, TB11, TB12, TB13, TB14, or TB15, the composition further comprising a carrier for application to a surface of a human body, wherein said carrier is for application to an external surface of said body or to an internal surface of said body, the composition comprising a gel, cream, paste, lotion, spray, suspension, dispersion, salve, hydrogel or ointment, wherein said polypeptide is at a concentration in said carrier of at least about 0.01 ng/ml, and up to about 60 micrograms per 300 microliter.
182	United States	8,143,218	11-22-2005	Issued	1. A composition for topical administration to skin, comprising a tissue regeneration promoting amount of human thymosin β4 of SEQ ID NO:3; human transforming growth factor β1, and a pharmaceutically acceptable topical vehicle. 2. A composition for topical administration to skin comprising a tissue regeneration promoting amount of human thymosin β4 of SEQ ID NO:3; human vascular endothelial growth factor and a pharmaceutically acceptable topical vehicle.

IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized officer of each Party as of the Effective Date.

RegeneRx Biopharmaceuticals, Inc.

By: ______________________
Name: J.J. Finkelstein
Title: President & CEO

ReGenTree, LLC

By: ______________________
Name: Won S. Yang
Title: President & CEO

[Signature Page to Amendment No. 2 to License Agreement]